HIGH INCOME ADVANTAGE TRUST III       Two World Trade Center, New York, New York
                                                                           10048

LETTER TO THE SHAREHOLDERS July 31, 1998

DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of High Income Advantage Trust III for the six-month period ended July 31, 1998.

Six months ago optimism over continued economic growth in the United States, along with a favorable interest-rate environment, combined to produce a solid start to the period under review. However, more recently, concerns over the foreign market crisis and its impact on the U.S. economy have begun to surface, resulting in a 1998 mid-year market correction. Though corporate credit quality remains strong, these concerns resulted in a "flight-to-quality" in the financial markets, with investors favoring highly rated U.S. government securities over more volatile asset classes, such as equities or high-yield bonds. For the full six-month period, high-yield bond returns remained competitive with other sectors of the fixed-income markets as higher income levels helped to offset weaker prices.

PERFORMANCE

As discussed above, the high-yield market's mid-year correction, a direct result of the foreign market crisis, did depress results somewhat during the period. For the six-month period ended July 31, 1998, the Trust's market price on the New York Stock Exchange (NYSE) moved from $7.375 per share to $7.0625 per share. Based on this change in NYSE market price, and including dividend distributions totaling $0.36 per share, the Trust produced a total return of 0.61 percent. Over the same period, the Trust's net asset value (NAV) moved from $6.18 per share to $6.03 per share. Based on this change in NAV, and including dividend distributions, the Trust's total return for the period was 2.51 percent.

Over the past six months, the Trust continued to distribute regular income dividends at a rate of $0.06 per share per month. On July 31, 1998, net assets exceeded $77 million.

HIGH INCOME ADVANTAGE TRUST III

We would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

PORTFOLIO STRATEGY

We have maintained a relatively conservative posture over the past 12 months, in light of the market's declining yield levels over the past few years and the increasing potential for a correction. As a result, we have maintained a core position in the shorter-term, higher-quality end of the high-yield market (BB-rated issues or higher), which has held up well in this increasingly nervous market environment. In addition, we continue to concentrate on sectors of the economy that historically are more predictable, recession-resistant and growth oriented, such as food and beverage, healthcare, telecommunications, media and cable television. These groups are expected to outperform the riskier, more cyclical areas of the economy over the next year, given the slowing of many of the world's markets.

Consistent with our more cautious posture, we have continued to avoid foreign emerging high-yield markets. This defensive approach is expected to provide important portfolio flexibility as we work to take advantage of today's more attractive market yields.

LOOKING AHEAD

Despite the current volatility, our one- to two-year outlook for the high-yield market remains favorable, given our expectations for continued U.S. economic growth and a favorable interest- rate environment. If domestic economic growth continues and interest rates remain low, we would expect general investor sentiment in the financial markets to improve, with the high-yield market rebounding from today's depressed levels. Should this scenario materialize, and investor confidence grows, high-yield performance is expected to be strong over the next few years.

We thank you for your continued support of High Income Advantage Trust III and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

HIGH INCOME ADVANTAGE TRUST III

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On June 23, 1998, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

    Wayne E. Hedien
    For.....................................................  10,372,685
    Withheld................................................     139,910

    Dr. Manuel H. Johnson
    For.....................................................  10,372,831
    Withheld................................................     139,764

    John L. Schroeder
    For.....................................................  10,366,727
    Withheld................................................     145,868

The following Trustees were not standing for reelection at this meeting: Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Michael E. Nugent and Philip J. Purcell.

(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP (the successor firm to Price Waterhouse LLP as of JULY 1, 1998) AS INDEPENDENT ACCOUNTANTS:

    For.....................................................  10,258,491
    Against.................................................      45,542
    Abstain.................................................     208,562

(3) ELIMINATION OF THE TRUST'S FUNDAMENTAL POLICY REGARDING INVESTMENTS IN RESTRICTED SECURITIES:

    For.....................................................   5,494,481
    Against.................................................     887,220
    Abstain.................................................     597,407

HIGH INCOME ADVANTAGE TRUST III

PORTFOLIO OF INVESTMENTS July 31, 1998 (unaudited)

PRINCIPAL
AMOUNT IN                                           COUPON    MATURITY
THOUSANDS                                            RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (94.1%)
            Aerospace (0.6%)
$    500    Sabreliner Corp. (Series B) - 144A*...  11.00 %   06/15/08    $  500,000
                                                                          ----------

            Automotive (2.3%)
   1,800    Toyota Motor Credit Corp. ............  15.00     09/25/98     1,823,274
                                                                          ----------

            Broadcast Media (1.8%)
     500    Paxson Communications Corp. ..........  11.625    10/01/02       536,250
     750    Spanish Broadcasting System, Inc. ....  12.50     06/15/02       855,000
                                                                          ----------
                                                                           1,391,250
                                                                          ----------
            Business Services (5.8%)
     500    Anacomp, Inc. (Series B)..............  10.875    04/01/04       527,500
   1,500    Comforce Operating Inc. ..............  12.00     12/01/07     1,612,500
     500    Entex Information Services,
            Inc. - 144A*..........................  12.50     08/01/06       505,000
   1,800    Xerox Credit Corp. ...................  15.00     10/07/98     1,828,746
                                                                          ----------
                                                                           4,473,746
                                                                          ----------
            Cable/Cellular (3.8%)
     750    Australis Holdings Ltd. (Australia)
             (b)..................................  15.00++   11/01/02        75,000
   1,000    Clearnet Communications Inc.
            (Canada)..............................  14.75++   12/15/05       870,000
     491    Falcon Holdings Group L.P.
             (Series B)...........................  11.00     09/15/03       524,148
     500    Price Communications Cellular
            Holdings..............................  11.25+    08/15/08       498,750
   1,000    Price Communications Cellular Holdings
             (Series B)...........................  13.50++   08/01/07       711,250
     500    Triton Communications LLC - 144A*.....  11.00++   05/01/08       286,250
                                                                          ----------
                                                                           2,965,398
                                                                          ----------
            Computer Equipment (4.0%)
   1,000    CHS Electronics, Inc. ................   9.875    04/15/05       995,000
   1,500    IBM Credit Corp. .....................  15.00     02/02/99     1,568,265
     500    Unisys Corp. (Series B)...............  12.00     04/15/03       568,125
                                                                          ----------
                                                                           3,131,390
                                                                          ----------
            Consumer Products (2.0%)
   1,000    J.B. Williams Holdings, Inc. .........  12.00     03/01/04     1,050,000
     500    Samsonite Corp. - 144A*...............  10.75     06/15/08       490,000
                                                                          ----------
                                                                           1,540,000
                                                                          ----------
            Electrical & Alarm Systems (1.2%)
   1,000    Mosler, Inc. .........................  11.00     04/15/03       920,000
                                                                          ----------

            Entertainment/Gaming & Lodging (11.4%)
   1,800    Aladdin Gaming/Capital Corp. - 144A*
             (Units)++............................  13.50++   03/01/10       828,000
     500    Epic Resorts LLC - 144A*..............  13.00     06/15/05       507,500

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST III

PORTFOLIO OF INVESTMENTS July 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                           COUPON    MATURITY
THOUSANDS                                            RATE       DATE         VALUE
-------------------------------------------------------------------------------------
$  1,250    Fitzgeralds Gaming Corp. .............  12.25 %   12/15/04    $1,112,500
   1,500    Lady Luck Gaming Finance Corp. .......  11.875    03/01/01     1,552,500
   2,000    Motels of America, Inc. (Series B)....  12.00     04/15/04     1,950,000
     530    Resort At Summerlin...................  13.00+    12/15/07       548,334
     750    Stuart Entertainment, Inc. (Series B).  12.50     11/15/04       525,000
   1,800    Walt Disney Co. ......................  15.00     12/14/98     1,864,386
                                                                          ----------
                                                                           8,888,220
                                                                          ----------
            Finance (4.3%)
   1,450    General Electric Capital Corp. .......  15.00     01/21/99     1,512,553
   1,800    Household Finance Corp. ..............  15.00     09/25/98     1,822,626
                                                                          ----------
                                                                           3,335,179
                                                                          ----------
            Foods & Beverages (8.2%)
     500    Envirodyne Industries, Inc. ..........  10.25     12/01/01       501,250
   1,500    General Mills, Inc. ..................  15.00     01/29/99     1,569,300
   2,250    PepsiCo, Inc. ........................  15.00     08/06/98     2,250,585
     500    Sparkling Spring Water (Canada).......  11.50     11/15/07       520,000
   3,525    Specialty Foods Acquisition Corp.
             (Series B)...........................  13.00++   08/15/05     1,498,125
                                                                          ----------
                                                                           6,339,260
                                                                          ----------
            Healthcare (3.1%)
     500    Pediatric Services of America, Inc.
             (Series A)...........................  10.00     04/15/08       395,000
     750    Unilab Corp. .........................  11.00     04/01/06       802,500
   1,500    Unison Healthcare Corp. - 144A* (a)...  12.25     11/01/06       746,250
     500    Vencor, Inc. - 144A*..................   9.875    05/01/05       425,000
                                                                          ----------
                                                                           2,368,750
                                                                          ----------
            Manufacturing (4.5%)
   1,000    Berry Plastics Corp. .................  12.25     04/15/04     1,090,000
   5,000    International Semi-Tech
             Microelectronics, Inc. (Canada)......  11.50++   08/15/03     1,325,000
     500    International Wire Group, Inc. .......  11.75     06/01/05       548,750
     500    Outsourcing Services Group,
            Inc. - 144A*..........................  10.875    03/01/06       520,000
                                                                          ----------
                                                                           3,483,750
                                                                          ----------
            Manufacturing -- Diversified (5.3%)
     800    Interlake Corp. ......................  12.125    03/01/02       825,000
     750    J.B. Poindexter & Co., Inc. ..........  12.50     05/15/04       746,250
   3,900    Jordan Industries, Inc. (Series B)....  11.75++   04/01/09     2,574,000
                                                                          ----------
                                                                           4,145,250
                                                                          ----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST III

PORTFOLIO OF INVESTMENTS July 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                           COUPON    MATURITY
THOUSANDS                                            RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Oil & Gas (2.7%)
$    500    Texaco Capital, Inc. .................  15.00 %   01/13/99    $  520,425
   1,500    Transamerican Refining Corp. - 144A*
             (Units)++............................  16.00     06/30/03     1,582,500
                                                                          ----------
                                                                           2,102,925
                                                                          ----------
            Publishing (0.7%)
     500    American Media Operations, Inc. ......  11.625    11/15/04       535,000
                                                                          ----------

            Restaurants (7.1%)
  12,001    American Restaurant Group Holdings,
             Inc. - 144A*.........................   0.00     12/15/05     3,030,177
   1,500    FRD Acquisition Corp. (Series B)......  12.50     07/15/04     1,650,000
   1,000    Planet Hollywood International,
            Inc. .................................  12.00     04/01/05       850,000
                                                                          ----------
                                                                           5,530,177
                                                                          ----------
            Retail (1.4%)
   1,000    Kmart Corp. ..........................  13.50     01/01/09     1,064,500
                                                                          ----------

            Retail -- Food Chains (2.5%)
     500    Mrs. Fields Original..................  10.125    12/01/04       495,000
     750    Pueblo Xtra International, Inc. ......   9.50     08/01/03       736,875
     750    Pueblo Xtra International, Inc.
            (Series C)............................   9.50     08/01/03       736,875
                                                                          ----------
                                                                           1,968,750
                                                                          ----------
            Telecommunications (15.2%)
     900    21st Century Telecom Group............  12.25++   02/15/08       501,750
   1,500    Advanced Radio Telecommunications
            Corp..................................  14.00     02/15/07     1,597,498
     500    Birch Telecom Inc. - 144A*
            (Units)++.............................  14.00     06/15/08       500,000
     500    Caprock Communications
            Corp. - 144A*.........................  12.00     07/15/08       507,500
   1,000    Cellnet Data Systems, Inc. ...........  14.00++   10/01/07       540,000
     500    e. Spire Communications, Inc. ........  13.75     07/15/07       585,000
     500    Facilicom International, Inc. (Series
            B)....................................  10.50     01/15/08       505,000
   1,820    Firstworld Communications,
             Inc. - 144A* (Units)++...............  13.00++   04/15/08       823,550
     500    GST Equipment Funding Corp. ..........  13.25     05/01/07       580,000
     500    Hyperion Telecommunication, Inc.
             (Series B)...........................  12.25     09/01/04       546,250
   8,750    In-Flight Phone Corp. (Series B)
            (b)...................................  14.00++   05/15/02     1,225,000
     500    NextLink Communications, Inc. ........  12.50     04/15/06       570,000
     500    Optel, Inc. - 144A*...................  11.50     07/01/08       517,500

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST III

PORTFOLIO OF INVESTMENTS July 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                           COUPON    MATURITY
THOUSANDS                                            RATE       DATE         VALUE
-------------------------------------------------------------------------------------
$  1,000    Peoples Telephone Co., Inc. ..........  12.25 %   07/15/02    $1,090,000
   1,000    USA Mobile Communications Holdings,
             Inc. ................................  14.00     11/01/04     1,105,000
     750    Winstar Communications, Inc. .........  14.00++   10/15/05       622,500
                                                                          ----------
                                                                          11,816,548
                                                                          ----------
            Telecommunications -- Equipment (1.2%)
   1,000    FWT, Inc. ............................   9.875    11/15/07       925,000
                                                                          ----------

            Textiles (0.9%)
   1,505    U.S. Leather, Inc. (a)................  10.25     07/31/03       669,725
                                                                          ----------

            Transportation (0.6%)
     500    Alpha Shipping PLC (United Kingdom)...   9.50     02/15/08       445,000
                                                                          ----------

            Wireless Communication (3.5%)
     500    Echostar DBS Corp. ...................  12.50     07/01/02       563,750
   1,000    Globalstar LP/Capital Corp. ..........  11.375    02/15/04       930,000
   1,800    TCI Satellite Entertainment, Inc. ....  12.25++   02/15/07     1,210,500
                                                                          ----------
                                                                           2,704,250
                                                                          ----------
            TOTAL CORPORATE BONDS
            (Identified Cost $78,635,207)..............................   73,067,342
                                                                          ----------
NUMBER OF
 SHARES
--------
            COMMON STOCKS (c) (3.7%)
            Entertainment/Gaming & Lodging (0.2%)
   2,000    Motels of America, Inc. - 144A*............................      110,000
                                                                          ----------

            Foods & Beverages (0.1%)
  90,000    Specialty Foods Acquisition Corp. - 144A*..................       90,000
                                                                          ----------

            Restaurants (0.0%)
   4,750    American Restaurant Group Holdings, Inc. - 144A*...........       --
                                                                          ----------

            Retail (3.4%)
 585,200    County Seat Stores Corp. (d)(e)............................    2,658,027
                                                                          ----------

            TOTAL COMMON STOCKS
            (Identified Cost $3,614,519)...............................    2,858,027
                                                                          ----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST III

PORTFOLIO OF INVESTMENTS July 31, 1998 (unaudited) continued

NUMBER OF
WARRANTS                                                                     VALUE
-------------------------------------------------------------------------------------
            WARRANTS (c) (0.2%)
            Aerospace (0.2%)
   2,500    Sabreliner Corp. - 144A*...................................   $   125,052
                                                                          -----------

            Cable/Cellular (0.0%)
     750    Australis Holdings Ltd. - 144A* (Australia)................       --
                                                                          -----------

            Containers (0.0%)
   2,000    Crown Packaging Holdings, Ltd. - 144A*.....................       --
                                                                          -----------

            Entertainment/Gaming & Lodging (0.0%)
     500    Epic Resorts LLC - 144A*...................................       --
   1,250    Fitzgeralds South Inc. - 144A*.............................       --
     500    Resort At Summerlin - 144A*................................       --
                                                                          -----------
                                                                              --
                                                                          -----------
            Retail (0.0%)
   2,000    County Seat Holdings Co. ..................................       --
                                                                          -----------

            TOTAL WARRANTS
            (Identified Cost $212,077).................................       125,052
                                                                          -----------

            TOTAL INVESTMENTS
            (Identified Cost $82,461,803) (f)..................   98.0%    76,050,421

            OTHER ASSETS IN EXCESS OF LIABILITIES...............   2.0      1,579,710
                                                                 -----    -----------

            NET ASSETS.........................................  100.0%   $77,630,131
                                                                 =====    ===========


---------------------
 *  Resale is restricted to qualified institutional investors.
 ++ Consists of one or more class of securities traded together as a unit;
    bonds with attached warrants.
 +  Payment-in-kind security.
 ++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a) Non-income producing security; bond in default.
(b) Non-income producing security; issuer in bankruptcy.
(c) Non-income producing security.
(d) Acquired through exchange offer.
(e) Includes 209,956 shares which are due from the issuer pursuant to a reorganization.
(f) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,518,994 and the aggregate gross unrealized depreciation is $8,930,376, resulting in net unrealized depreciation of $6,411,382.

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST III

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $82,461,803)...........  $ 76,050,421
Receivable for:
   Interest..............................     1,742,576
   Investments sold......................     1,648,438
Prepaid expenses and other assets........        37,877
                                           ------------

   TOTAL ASSETS..........................    79,479,312
                                           ------------

LIABILITIES:
Payable for:
   Investments purchased.................       862,505
   Investment management fee.............        56,041
Payable to bank..........................       884,956
Accrued expenses and other payables......        45,679
                                           ------------
   TOTAL LIABILITIES.....................     1,849,181
                                           ------------

   NET ASSETS............................  $ 77,630,131
                                           ============
COMPOSITION OF NET ASSETS:
Paid-in-capital..........................  $121,076,287
Net unrealized depreciation..............    (6,411,382)
Accumulated undistributed net investment
 income..................................     1,010,492
Accumulated net realized loss............   (38,045,266)
                                           ------------

   NET ASSETS............................  $ 77,630,131
                                           ============

NET ASSET VALUE PER SHARE,
 12,876,779 shares outstanding (unlimited
 shares authorized of $.01 par value)....         $6.03
                                           ============
STATEMENT OF OPERATIONS
For the six months ended July 31, 1998 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME..........................  $  5,021,517
                                           ------------

EXPENSES
Investment management fee................       292,638
Professional fees........................        24,235
Registration fees........................        20,842
Shareholder reports and notices..........        16,345
Transfer agent fees and expenses.........        15,336
Trustees' fees and expenses..............         6,992
Custodian fees...........................         6,431
Other....................................         4,446
                                           ------------

   TOTAL EXPENSES........................       387,265
                                           ------------

   NET INVESTMENT INCOME.................     4,634,252
                                           ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss........................       (37,720)
Net change in unrealized depreciation....    (1,903,274)
                                           ------------

   NET LOSS..............................    (1,940,994)
                                           ------------

NET INCREASE.............................  $  2,693,258
                                           ============

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST III

STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE SIX      FOR THE YEAR
                                                       MONTHS ENDED        ENDED
                                                      JULY 31, 1998   JANUARY 31, 1998
--------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................  $ 4,634,252      $10,066,319
Net realized loss....................................      (37,720)      (5,009,921)
Net change in unrealized depreciation................   (1,903,274)       5,579,923
                                                       -----------      -----------

    NET INCREASE.....................................    2,693,258       10,636,321

Dividends from net investment income.................   (4,635,588)      (9,770,760)
                                                       -----------      -----------

    NET INCREASE (DECREASE)..........................   (1,942,330)         865,561

NET ASSETS:
Beginning of period..................................   79,572,461       78,706,900
                                                       -----------      -----------

    END OF PERIOD
    (Including undistributed net investment income of
    $1,010,492 and $1,011,828, respectively).........  $77,630,131      $79,572,461
                                                       ===========      ===========

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST III

NOTES TO FINANCIAL STATEMENTS July 31, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

High Income Advantage Trust III (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objective by investing primarily in lower-rated fixed income securities. The Trust was organized as a Massachusetts business trust on November 23, 1988 and commenced operations on February 28, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the Trust's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

HIGH INCOME ADVANTAGE TRUST III

NOTES TO FINANCIAL STATEMENTS July 31, 1998 (unaudited) continued

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The

HIGH INCOME ADVANTAGE TRUST III

NOTES TO FINANCIAL STATEMENTS July 31, 1998 (unaudited) continued

Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended July 31, 1998 aggregated $33,534,870 and $32,170,788, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At July 31, 1998, the Trust had transfer agent fees and expenses payable of approximately $700.

4. SHARES OF BENEFICIAL INTEREST

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, January 31, 1997, 1998 and July 31, 1998...........  12,876,779   $128,768    $120,947,519
                                                              ==========   ========    ============

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

   DECLARATION       AMOUNT          RECORD             PAYABLE
       DATE         PER SHARE         DATE                DATE
------------------  ---------   -----------------  ------------------
  July 28, 1998       $0.06      August 7, 1998     August 21, 1998
 August 25, 1998      $0.06     September 4, 1998  September 18, 1998

6. FEDERAL INCOME TAX STATUS

At January 31, 1998, the Trust had a net capital loss carryover of approximately $36,744,000 which may be used to offset future capital gains to the extent provided by regulations which is available through January 31 of the following years:

                            AMOUNT IN THOUSANDS
---------------------------------------------------------------------
        2000       2002       2003       2004       2005       2006
      --------   --------   --------   --------   --------   --------
       $9,648     $3,256    $10,665     $4,258     $3,007     $5,910
       ======     ======    =======     ======     ======     ======

HIGH INCOME ADVANTAGE TRUST III

NOTES TO FINANCIAL STATEMENTS July 31, 1998 (unaudited) continued

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $130,000 during fiscal 1998.

At January 31, 1998, the Trust had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

HIGH INCOME ADVANTAGE TRUST III

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                              FOR THE SIX               FOR THE YEAR ENDED JANUARY 31
                                                             MONTHS ENDED    ----------------------------------------------------
                                                             JULY 31, 1998     1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------------------------------------------
                                                              (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................     $  6.18      $  6.11    $  6.39    $  6.12    $  7.57    $  6.70
                                                                -------      -------    -------    -------    -------    -------
Net investment income......................................        0.36         0.78       0.77       0.75       0.75       0.81
Net realized and unrealized gain (loss)....................       (0.15)        0.05      (0.26)      0.24      (1.43)      0.91
                                                                -------      -------    -------    -------    -------    -------
Total from investment operations...........................        0.21         0.83       0.51       0.99      (0.68)      1.72
                                                                -------      -------    -------    -------    -------    -------
Less dividends from net investment income..................       (0.36)       (0.76)     (0.79)     (0.72)     (0.77)     (0.85)
                                                                -------      -------    -------    -------    -------    -------
Net asset value, end of period.............................     $  6.03      $  6.18    $  6.11    $  6.39    $  6.12    $  7.57
                                                                =======      =======    =======    =======    =======    =======
Market value, end of period................................     $7.0625      $ 7.375    $  7.00    $  6.75    $  6.50    $  7.75
                                                                =======      =======    =======    =======    =======    =======
TOTAL INVESTMENT RETURN+...................................        0.61%(1)    16.86%     16.03%     15.31%     (6.30)%    26.21%

RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................        0.99%(2)     0.96%      0.98%      1.00%      1.02%      0.99%
Net investment income......................................       11.88%(2)    12.70%     12.13%     11.80%     11.04%     11.40%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands....................     $77,630      $79,572    $78,707    $82,277    $78,765    $97,466
Portfolio turnover rate....................................          42%(1)      113%       161%        78%        82%       231%

---------------------
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
-----------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-----------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-----------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-----------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-----------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.




HIGH
INCOME
ADVANTAGE
TRUST III


Semiannual Report
July 31, 1998